EXHIBIT 10.32
                           Share Purchase Agreements

                            SHARE PURCHASE AGREEMENT


        This Share Purchase Agreement is made the 10 day of July, 1996, by and between Spatialight, Inc., a New York corporation with a principal place of business at 8-C Commercial Boulevard, Novato, California 94949 ("Spatialight") and Jalcanto Ltd. (the "Investor").

                                    RECITALS

        The Investor desires to purchase and Company desires to issue and sell 792,500 shares of common stock, par value $.01, of the Company (the "Shares") together with Warrants to purchase additional 792,500 shares for the consideration recited in this Agreement.

1.      Sale of the Shares; Purchase Price; Payment and Security

        1.1. Subject to the terms and conditions hereof, the Company will sell to the Investor, and the Investor will purchase, the Shares and Warrants for the Purchase Price set forth herein on the Closing Date. The Investor will purchase that number of Shares and Warrants set forth below.. .

        1.2. The Purchase Price shall be $1.125 per share, or an aggregate of $891,562.50, payable in cash upon delivery of the stock.

2.      Closing Date and Delivery

        2.1. Closing Date. The closing of the purchase and sale of the Shares (the "Closing") shall be held at 14 East 82nd Street, New York, New York, on or before July 15, 1996 (the "Closing Date").

        2.2. Delivery. At the Closing, the Company will deliver to Investor certificate for the Shares and an executed Warrant Agreement representing the securities. The Investor shall deliver to the Company the Purchase Price, by wire transfer to coordinates provided by the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

        3.1 Organization and Standing. Spatialight, Inc. is a corporation duly organized and validly existing under the laws of the State of New York and is in good standing as a domestic corporation under the laws of said state, is qualified to do business in each jurisdiction in which failure to so qualify would have a material adverse effect on the Company, and has the corporate power and authority to own or lease its properties and to carry on its business as now being conducted. Each of the subsidiaries identified in the Company's Form 10-K for the fiscal year ended December 31, 1995 ("1995 10-K") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation is qualified to do business in each jurisdiction in which failure to so qualify would have a material adverse effect on such subsidiary, and has the power and authority to own or lease and operate its properties and to carry on its business as now being conducted.

        3.2. Authorization. The execution, delivery and performance of this Agreement, and the issuance and delivery of the Shares and Warrants by the Company have been duly authorized by all requisite corporate action, and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights.

        3.3. No Violation. The execution, delivery and performance of this Agreement will not violate any provisions of the Certificate of Incorporation or by-laws of the Company, or cause default under any agreement or instrument to which the Company is a party or by which any of its property or assets is bound, or any order, rule or regulation to which the Company is a party or by which they may be bound.

        3.4. Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value of $.01 per share, of which 6,353,191 shares are issued and outstanding on the date of this Agreement and there are no shares held in the treasury. All outstanding shares of Common Stock of the Company are duly authorized and validly issued, fully paid and non-assessable and have not been issued in violation of any pre-emptive rights of stockholders. All of the issued and outstanding shares of capital stock of the subsidiaries of the Company are duly authorized and validly issued, are fully paid and non-assessable and have not been issued in violation of any pre-emptive rights of stockholders, and are owned by the Company free and clear of all liens, charges, claims and encumbrances.

        3.5. Voting Agreements; Stockholders' Agreements. There are no voting trusts or other agreements or undertakings with respect to the voting of the Common Stock.

        3.6. Options. Except for options to purchase an aggregate of 550,000 shares of the Company's Common Stock outstanding pursuant to the Company's 1991 Stock Option Plan, 1993 Employee Stock Option Plan and 1993 Director Stock Option Plan, there are no outstanding subscriptions, options, warrants, rights or other agreements or commitments providing for the issuance of, or the granting of rights to acquire from the Company, any shares of Common Stock of the Company or any securities convertible into or exchangeable for, Common Stock of the Company. All shares of the Company's Common Stock reserved or issuance upon exercise of outstanding options, are issuable without violation of any pre-emptive rights of stockholders.

        3.7. No Breach of Statute or Contract; Governmental Authorization. Neither the execution and delivery of this Agreement nor compliance with the terms and conditions hereof by the Company will breach any statute or regulation of any governmental authority, domestic or foreign, or will result in a breach of any term, condition or provision of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, to which the Company is a party or by which it is bound or constitute a material default thereunder, in each case the breach of which or default thereunder would have, or in the future would have, a materially adverse effect upon the Company, or give to others any interest or right, in or with respect to any of the properties, assets, in or with respect to any of the properties, assets, agreements, contracts or business operations of the Company.

        3.8. Prospectuses; Proxy Statements; SEC Reports. The Company has previously furnished to the Investor true and complete copies of
                (1) the definitive proxy statement filed by the Company with the Securities and Exchange Commission ("SEC") dated

                April 15, 1996, for the annual meeting of stockholders; and (b) the Company's 1995 10-K, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (the "First Quarter 10-Q") and all other reports filed by the Company with the SEC on or after March 31, 1996; all documents listed in subsections
                (a) and (b) together with all exhibits thereto being referred to collectively as the "Company's SEC filings". The Company has duly filed all reports required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company's SEC filings and all such reports are complete and correct in all material respects, conform in all material respects to the requirements of the 1934 Act and the rules and regulations promulgated thereunder and at the time they were filed did not contain any untrue statements of a material fact or fail to state any material facts necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the SEC has notified the Company that it neglected to file a Financial Data Schedule with its Form 10-Q for the period ended March 31, 1996 (which Financial Data Schedule shall be prepared and filed as soon as practicable). All amendments, if any, required to update the Company's SEC filings have been filed.

        3.9. NASDAQ Filings. The Company has made all necessary filings with the NASDAQ Stock Market, and is current in all such filings. The Company has received no notices of violation from the NASD, except that NASD has notified the Company that its net capital falls below the minimum for continued listing as a NASDAQ Small Cap stock. The consummation of the transactions contemplated herein will cure the deficiency.

        3.10. Financial Statements. The Company has previously furnished to Investor a true and complete copy of its 1995 10-K and First Quarter 10-Q. The audited consolidated financial statements included in the 1995 10-K and, subject to normal adjustments not material in amount or effect, the necessity of which an audit would reveal, the unaudited financial statements included in the First Quarter 10-Q fairly present the consolidated financial position of the Company and its subsidiaries and results of operations for the respective periods or as of the respective dates therein set forth, in accordance with generally accepted accounting principles consistently applied during the periods involved (except as otherwise stated therein). There has not been any change between March 31, 1996 and the date of this Agreement which has affected materially or adversely the business or properties or condition, financial or other, or results of operation of the Company, and no fact or condition exists or, to the knowledge of the Company, is contemplated or threatened which might cause any such change at any time in the future.

        3.11. Absence of Material Adverse Change; Conduct of Business. Except as described in any of the Company's SEC Filings, since March 31, 1996 (a) there has not been any change in the financial condition, properties, business, results of operations or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole which has affected or may reasonably be expected to materially and adversely affect the business or financial condition of the Company and its subsidiaries taken as a whole; and (b) the Company and each of its subsidiaries have conducted its businesses only in, and has not taken any action other than in, the ordinary course of business.

        3.12. Litigation; Investigation. Except as described in the Company's SEC Filings or otherwise disclosed herein: (a) no notice has been received that a material investigation or review by any governmental entity with respect to the Company or any of its subsidiaries is pending nor is any such investigation or review threatened, nor has any governmental entity indicated to the Company or any of its subsidiaries an intention to conduct the same; and (b) there is no action, suit, arbitration or claim or proceeding pending or, threatened against or affecting the Company or any of its subsidiaries at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which either singularly or in the aggregate would, if adversely determined, result in any material adverse change in the financial condition, properties, business, result of operations or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole; and (c) no suit, action, proceeding or investigation is pending or threatened before any court or governmental agency to restrain or prohibit, or to obtain damages, a discovery order or other release in connection with this Agreement or the consummation of the transactions contemplated hereby.

        3.13. Income Taxes; Other Taxes. The Company and each of its subsidiaries has filed all Federal, state, county and local income and franchise taxes, sales taxes, use taxes, gross receipts taxes or employment, payroll and withholding taxes and all of the tax returns, reports and declarations which are or have been required to be filed by it and has paid or made provisions for the payment of, all such taxes which were due pursuant to said returns or pursuant to any assessments received by it except with respect to any such returns, taxes, or assessments as to which the failure to file or make payment would not have a material adverse affect on the business or assets of the Company and its subsidiaries taken as a whole. The Company files a consolidated income tax return with all of its subsidiaries. The Federal income tax returns of the Company and its subsidiaries have not been subject to any audits. Neither the Company nor any of its subsidiaries is a party to any pending action or proceeding by any governmental authority, for assessment or collection of taxes, except for such taxes, penalties and interests which in the aggregate are not material in amount. Neither the Company nor any of its subsidiaries know of any basis for a deficiency assessment in any Federal, state, county or local income taxes or franchise taxes, sales taxes, use taxes, gross receipt taxes of employment, payroll and withholding taxes against it, except for such taxes, penalties and interests which in the aggregate are not material in amount. Compliance with Applicable Law. The operation of the Company and its subsidiaries substantially complies with all applicable laws, ordinances, regulations, decrees and orders of any court or governmental entity ("Rules"), except in respect to such Rules as to which failure to comply would not materially and adversely affect the financial condition, properties, business, results of operations or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole.

        3.14 Compliance with Applicable Law. The operation of the Company and its subsidiaries substantially complies with all applicable laws, ordinances, regulations, decrees and orders of any court or governmental entity ("Rules"), except in respect to such Rules as to which failure to comply would not materially and adversely affect the financial condition, properties, business, results of operations or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole.

        3.15. No Default. Neither the Company nor any of its subsidiaries is in default or violation in any respect of any term, condition or provision of any of the following, the violation or default of which would have a material adverse effect on the financial condition, properties, business, results of operations, or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole:

                3.15.1. The Certificate of Incorporation or By-laws of the
                        Company;

                3.15.2. any mortgage, indenture, contract, agreement, lease or other instrument to which the Company or any of its subsidiaries is now a party or by which it or any of its respective properties or assets may be bound;

                3.15.3. any agreement pursuant to which the Company has borrowed or has the right to borrow monies; or

                3.15.4. any judgment, decree or order applicable to the Company or any of its subsidiaries.

        3.16. Disclosure. Neither any of the information contained herein and the documents specifically referred to herein furnished or to be furnished to the Company and any other documents or material furnished or made available to the Company contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or herein or necessary in order to make the statements therein or herein, in light of the circumstances under which they shall have been made, not misleading.

4. Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

        4.1. The Investor will execute and deliver a Subscription Agreement in the form attached hereto as Exhibit B, and hereby makes the representations and warranties set forth therein.

        4.2. The Investor has the requisite capacity and authority for the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of each Investor enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights.

        4.3. The Investor acknowledges that the Company is a public company. The Investor confirms that it has reviewed the periodic filings of the Company with the SEC, had an opportunity to ask questions of officials of the Company concerning the business of the Company, and otherwise had full opportunity to obtain such information as it deems necessary to making its decision to purchase the Shares and Warrants upon the terms and conditions set forth in this Agreement.

        4.4. The Shares are not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof nor are the Shares being purchased with a view to or for sale in connection with any distribution within the meaning of the Securities Act of 1933, as amended

5. Company Covenants. The Company hereby covenants with the Investor as follows:

        5.1. The Company shall immediately commence the preparation and filing of a registration statement registering the Shares and the Shares underlying the Warrants for sale with the SEC. The Company shall diligently prosecute the registration and shall register the Shares no later than ninety (90) days after the closing, and shall take any and all actions necessary to maintain the effectiveness of the registration, including filing post-effective amendments, if necessary, until each Investor shall have disposed of its Shares (and the Shares underlying the Warrants). Failure to complete the registration of the Shares and the Shares underlying the Warranties within such ninety (90) day period shall be and be deemed to be a material breach of this Agreement.

        5.2. The Company will use its best efforts to have its largest shareholder, Raymond L. Bauch, agree that, for a period of two
                (2) years following the closing, he will sell no more than one percent (1%) of the outstanding stock of the Company in any calendar quarter; provided, that Mr. Bauch shall be entitled to participate as a selling shareholder if and to the extent, that the purchase is a selling shareholder in a secondary public offering of the Company's shares.

        5.3. The Company agrees that it will pay a finder fee to Mr. Todd McMahon of McMahon & Associates upon successful completion of the transaction outlined herein, as negotiated between Mr. McMahon and the Company. The parties hereto mutually represent and warrant each to the other that no other broker or finder was involved in arranging this transaction or has the right to receive a commission or fee in connection herewith.

        5.4. So long as the Warrants are outstanding, the Company shall not issue any additional Shares or securities convertible into Shares (with the exception of Shares issuable upon exercise of options issued under the Company's existing stock option plans) without the consent of the Purchaser. This restriction shall not apply, however, if the average closing price of the Company' common stock for the five days preceding the proposed issuance exceeds $5.00.

        5.5. Purchaser shall have the right of first refusal to provide debt financing which the Company may require.

6. Further Assurances. From time to time after the Closing, the Company shall promptly execute and deliver to each Investor such further agreements, assurances or other instruments of transfer as the Investor may reasonably request in order to vest and confirm ownership of the Shares in the Buyer and to effectuate the purposes, terms and conditions of this Agreement.

7. Indemnification. The Company shall indemnify and hold each Investor harmless from and against any loss, damage or expense which may result from (i) the inaccuracy or falsity of any representation or warranty of Company hereunder, or (ii) the failure of Company to fulfill its covenants hereunder.

8.      Miscellaneous.

        8.1. Amendments. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

        8.2. Governing Laws. This Agreement shall be governed in all respects by the laws of the State of New York.

        8.3. Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby.

        8.4. Successors and Assigns. No party may assign this Agreement without the express written consent of the other. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        8.5. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        8.6. Execution. Each party hereto may evidence its execution and delivery hereof by facsimile delivery of an original signature page at or prior to closing, which facsimile shall be deemed to be an original for all purposes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.



                                                   SPATIALIGHT, INC.



                                                   By: /s/ William E. Hollis
                                                       ---------------------
                                                   (signed in counterparts)
                                                          William E. Hollis
                                                          President

                                                   JALCANTO LTD.



                                                   By: /s/ Sharon F. Cairos
                                                       --------------------
                                                   (signed in counterparts)
                                                          Sharon F. Cairos
                                                          Director

                            SHARE PURCHASE AGREEMENT


        This Share Purchase Agreement is made the 10 day of July, 1996, by and between Spatialight, Inc., a New York corporation with a principal place of business at 8-C Commercial Boulevard, Novato, California 94949 ("Spatialight") and Sabotini Ltd. (the "Investor").

                                    RECITALS

        The Investor desires to purchase and Company desires to issue and sell 792,500 shares of common stock, par value $.01, of the Company (the "Shares") together with Warrants to purchase additional 792,500 shares for the consideration recited in this Agreement.

1.      Sale of the Shares; Purchase Price; Payment and Security

        1.1. Subject to the terms and conditions hereof, the Company will sell to the Investor, and the Investor will purchase, the Shares and Warrants for the Purchase Price set forth herein on the Closing Date. The Investor will purchase that number of Shares and Warrants set forth below.. .

        1.2. The Purchase Price shall be $1.125 per share, or an aggregate of $891,562.50, payable in cash upon delivery of the stock.

2.      Closing Date and Delivery

        2.1. Closing Date. The closing of the purchase and sale of the Shares (the "Closing") shall be held at 14 East 82nd Street, New York, New York, on or before July 15, 1996 (the "Closing Date").

        2.2. Delivery. At the Closing, the Company will deliver to Investor certificate for the Shares and an executed Warrant Agreement representing the securities. The Investor shall deliver to the Company the Purchase Price, by wire transfer to coordinates provided by the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

        3.1. Organization and Standing. Spatialight, Inc. is a corporation duly organized and validly existing under the laws of the State of New York and is in good standing as a domestic corporation under the laws of said state, is qualified to do business in each jurisdiction in which failure to so qualify would have a material adverse effect on the Company, and has the corporate power and authority to own or lease its properties and to carry on its business as now being conducted. Each of the subsidiaries identified in the Company's Form 10-K for the fiscal year ended December 31, 1995 ("1995 10-K") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation is qualified to do business in each jurisdiction in which failure to so qualify would have a material adverse effect on such subsidiary, and has the power and authority to own or lease and operate its properties and to carry on its business as now being conducted.

        3.2. Authorization. The execution, delivery and performance of this Agreement, and the issuance and delivery of the Shares and Warrants by the Company have been duly authorized by all requisite corporate action, and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights.

        3.3. No Violation. The execution, delivery and performance of this Agreement will not violate any provisions of the Certificate of Incorporation or by-laws of the Company, or cause default under any agreement or instrument to which the Company is a party or by which any of its property or assets is bound, or any order, rule or regulation to which the Company is a party or by which they may be bound.

        3.4. Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value of $.01 per share, of which 6,353,191 shares are issued and outstanding on the date of this Agreement and there are no shares held in the treasury. All outstanding shares of Common Stock of the Company are duly authorized and validly issued, fully paid and non-assessable and have not been issued in violation of any pre-emptive rights of stockholders. All of the issued and outstanding shares of capital stock of the subsidiaries of the Company are duly authorized and validly issued, are fully paid and non-assessable and have not been issued in violation of any pre-emptive rights of stockholders, and are owned by the Company free and clear of all liens, charges, claims and encumbrances.

        3.5. Voting Agreements; Stockholders' Agreements. There are no voting trusts or other agreements or undertakings with respect to the voting of the Common Stock.

        3.6. Options. Except for options to purchase an aggregate of 550,000 shares of the Company's Common Stock outstanding pursuant to the Company's 1991 Stock Option Plan, 1993 Employee Stock Option Plan and 1993 Director Stock Option Plan, there are no outstanding subscriptions, options, warrants, rights or other agreements or commitments providing for the issuance of, or the granting of rights to acquire from the Company, any shares of Common Stock of the Company or any securities convertible into or exchangeable for, Common Stock of the Company. All shares of the Company's Common Stock reserved or issuance upon exercise of outstanding options, are issuable without violation of any pre-emptive rights of stockholders.

        3.7. No Breach of Statute or Contract; Governmental Authorization. Neither the execution and delivery of this Agreement nor compliance with the terms and conditions hereof by the Company will breach any statute or regulation of any governmental authority, domestic or foreign, or will result in a breach of any term, condition or provision of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, to which the Company is a party or by which it is bound or constitute a material default thereunder, in each case the breach of which or default thereunder would have, or in the future would have, a materially adverse effect upon the Company, or give to others any interest or right, in or with respect to any of the properties, assets, in or with respect to any of the properties, assets, agreements, contracts or business operations of the Company.

        3.8. Prospectuses; Proxy Statements; SEC Reports. The Company has previously furnished to the Investor true and complete copies of
                (1) the definitive proxy statement filed by the Company with the Securities and Exchange Commission ("SEC") dated April 15, 1996, for the annual meeting of stockholders; and (b) the Company's 1995 10-K, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (the "First Quarter 10-Q") and all other reports filed by the Company with the SEC on or after March 31, 1996; all documents listed in subsections (a) and (b) together with all exhibits thereto being referred to collectively as the "Company's SEC filings". The Company has duly filed all reports required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company's SEC filings and all such reports are complete and correct in all material respects, conform in all material respects to the requirements of the 1934 Act and the rules and regulations promulgated thereunder and at the time they were filed did not contain any untrue statements of a material fact or fail to state any material facts necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the SEC has notified the Company that it neglected to file a Financial Data Schedule with its Form 10-Q for the period ended March 31, 1996 (which Financial Data Schedule shall be prepared and filed as soon as practicable). All amendments, if any, required to update the Company's SEC filings have been filed.

        3.9. NASDAQ Filings. The Company has made all necessary filings with the NASDAQ Stock Market, and is current in all such filings. The Company has received no notices of violation from the NASD, except that NASD has notified the Company that its net capital falls below the minimum for continued listing as a NASDAQ Small Cap stock. The consummation of the transactions contemplated herein will cure the deficiency.

        3.10. Financial Statements. The Company has previously furnished to Investor a true and complete copy of its 1995 10-K and First Quarter 10-Q. The audited consolidated financial statements included in the 1995 10-K and, subject to normal adjustments not material in amount or effect, the necessity of which an audit would reveal, the unaudited financial statements included in the First Quarter 10-Q fairly present the consolidated financial position of the Company and its subsidiaries and results of operations for the respective periods or as of the respective dates therein set forth, in accordance with generally accepted accounting principles consistently applied during the periods involved (except as otherwise stated therein). There has not been any change between March 31, 1996 and the date of this Agreement which has affected materially or adversely the business or properties or condition, financial or other, or results of operation of the Company, and no fact or condition exists or, to the knowledge of the Company, is contemplated or threatened which might cause any such change at any time in the future.

        3.11. Absence of Material Adverse Change; Conduct of Business. Except as described in any of the Company's SEC Filings, since March 31, 1996 (a) there has not been any change in the financial condition, properties, business, results of operations or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole which has affected or may reasonably be expected to materially and adversely affect the business or financial condition of the Company and its subsidiaries taken as a whole; and (b) the Company and each of its subsidiaries have conducted its businesses only in, and has not taken any action other than in, the ordinary course of business.

        3.12. Litigation; Investigation. Except as described in the Company's SEC Filings or otherwise disclosed herein: (a) no notice has been received that a material investigation or review by any governmental entity with respect to the Company or any of its subsidiaries is pending nor is any such investigation or review threatened, nor has any governmental entity indicated to the Company or any of its subsidiaries an intention to conduct the same; and (b) there is no action, suit, arbitration or claim or proceeding pending or, threatened against or affecting the Company or any of its subsidiaries at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which either singularly or in the aggregate would, if adversely determined, result in any material adverse change in the financial condition, properties, business, result of operations or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole; and (c) no suit, action, proceeding or investigation is pending or threatened before any court or governmental agency to restrain or prohibit, or to obtain damages, a discovery order or other release in connection with this Agreement or the consummation of the transactions contemplated hereby.

        3.13. Income Taxes; Other Taxes. The Company and each of its subsidiaries has filed all Federal, state, county and local income and franchise taxes, sales taxes, use taxes, gross receipts taxes or employment, payroll and withholding taxes and all of the tax returns, reports and declarations which are or have been required to be filed by it and has paid or made provisions for the payment of, all such taxes which were due pursuant to said returns or pursuant to any assessments received by it except with respect to any such returns, taxes, or assessments as to which the failure to file or make payment would not have a material adverse affect on the business or assets of the Company and its subsidiaries taken as a whole. The Company files a consolidated income tax return with all of its subsidiaries. The Federal income tax returns of the Company and its subsidiaries have not been subject to any audits. Neither the Company nor any of its subsidiaries is a party to any pending action or proceeding by any governmental authority, for assessment or collection of taxes, except for such taxes, penalties and interests which in the aggregate are not material in amount. Neither the Company nor any of its subsidiaries know of any basis for a deficiency assessment in any Federal, state, county or local income taxes or franchise taxes, sales taxes, use taxes, gross receipt taxes of employment, payroll and withholding taxes against it, except for such taxes, penalties and interests which in the aggregate are not material in amount.

        3.14. Compliance with Applicable Law. The operation of the Company and its subsidiaries substantially complies with all applicable laws, ordinances, regulations, decrees and orders of any court or governmental entity ("Rules"), except in respect to such Rules as to which failure to comply would not materially and adversely affect the financial condition, properties, business, results of operations or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole.

        3.15. No Default. Neither the Company nor any of its subsidiaries is in default or violation in any respect of any term, condition or provision of any of the following, the violation or default of which would have a material adverse effect on the financial condition, properties, business, results of operations, or prospects (financial or otherwise) of the Company and its subsidiaries taken as a whole:

                3.15.1. The Certificate of Incorporation or By-laws of the
                        Company;

                3.15.2. any mortgage, indenture, contract, agreement, lease or other instrument to which the Company or any of its subsidiaries is now a party or by which it or any of its respective properties or assets may be bound;

                3.15.3. any agreement pursuant to which the Company has borrowed or has the right to borrow monies; or

                3.15.4. any judgment, decree or order applicable to the Company or any of its subsidiaries.

        3.16. Disclosure. Neither any of the information contained herein and the documents specifically referred to herein furnished or to be furnished to the Company and any other documents or material furnished or made available to the Company contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or herein or necessary in order to make the statements therein or herein, in light of the circumstances under which they shall have been made, not misleading.

4. Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

        4.1. The Investor will execute and deliver a Subscription Agreement in the form attached hereto as Exhibit B, and hereby makes the representations and warranties set forth therein.

        4.2. The Investor has the requisite capacity and authority for the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of each Investor enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights.

        4.3. The Investor acknowledges that the Company is a public company. The Investor confirms that it has reviewed the periodic filings of the Company with the SEC, had an opportunity to ask questions of officials of the Company concerning the business of the Company, and otherwise had full opportunity to obtain such information as it deems necessary to making its decision to purchase the Shares and Warrants upon the terms and conditions set forth in this Agreement.

        4.4. The Shares are not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof nor are the Shares being purchased with a view to or for sale in connection with any distribution within the meaning of the Securities Act of 1933, as amended

5. Company Covenants. The Company hereby covenants with the Investor as follows:

        5.1. The Company shall immediately commence the preparation and filing of a registration statement registering the Shares and the Shares underlying the Warrants for sale with the SEC. The Company shall diligently prosecute the registration and shall register the Shares no later than ninety (90) days after the closing, and shall take any and all actions necessary to maintain the effectiveness of the registration, including filing post-effective amendments, if necessary, until each Investor shall have disposed of its Shares (and the Shares underlying the Warrants). Failure to complete the registration of the Shares and the Shares underlying the Warranties within such ninety (90) day period shall be and be deemed to be a material breach of this Agreement.

        5.2. The Company will use its best efforts to have its largest shareholder, Raymond L. Bauch, agree that, for a period of two
                (2) years following the closing, he will sell no more than one percent (1%) of the outstanding stock of the Company in any calendar quarter; provided, that Mr. Bauch shall be entitled to participate as a selling shareholder if and to the extent, that the purchase is a selling shareholder in a secondary public offering of the Company's shares.

        5.3. The Company agrees that it will pay a finder fee to Mr. Todd McMahon of McMahon & Associates upon successful completion of the transaction outlined herein, as negotiated between Mr. McMahon and the Company. The parties hereto mutually represent and warrant each to the other that no other broker or finder was involved in arranging this transaction or has the right to receive a commission or fee in connection herewith.

        5.4. So long as the Warrants are outstanding, the Company shall not issue any additional Shares or securities convertible into Shares (with the exception of Shares issuable upon exercise of options issued under the Company's existing stock option plans) without the consent of the Purchaser. This restriction shall not apply, however, if the average closing price of the Company' common stock for the five days preceding the proposed issuance exceeds $5.00.

        5.5. Purchaser shall have the right of first refusal to provide debt financing which the Company may require.

6. Further Assurances. From time to time after the Closing, the Company shall promptly execute and deliver to each Investor such further agreements, assurances or other instruments of transfer as the Investor may reasonably request in order to vest and confirm ownership of the Shares in the Buyer and to effectuate the purposes, terms and conditions of this Agreement.

7. Indemnification. The Company shall indemnify and hold each Investor harmless from and against any loss, damage or expense which may result from (i) the inaccuracy or falsity of any representation or warranty of Company hereunder, or (ii) the failure of Company to fulfill its covenants hereunder.

8.      Miscellaneous.

        8.1. Amendments. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

        8.2. Governing Laws. This Agreement shall be governed in all respects by the laws of the State of New York.

        8.3. Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby.

        8.4. Successors and Assigns. No party may assign this Agreement without the express written consent of the other. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        8.5. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        8.6. Execution. Each party hereto may evidence its execution and delivery hereof by facsimile delivery of an original signature page at or prior to closing, which facsimile shall be deemed to be an original for all purposes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.



                                                   SPATIALIGHT, INC.



                                                   By: /s/ William E. Hollis
                                                       ---------------------
                                                   (signed in counterparts)
                                                          William E. Hollis
                                                          President

                                                   SABOTINI LTD.



                                                   By: Sharon F. Cairos
                                                      -----------------
                                                   (signed in counterparts)
                                                          Sharon F. Cairos
                                                          Director